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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report
 Date earliest event reported)                              September 6, 2000
                                                        -----------------------


                             MTR GAMING GROUP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

        0-20508                                        84-1103135
------------------------                    -----------------------------------
(Commission File Number)                    IRS Employer Identification Number)

                   STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA
                   -------------------------------------------
                    (Address of principal executive offices)

                                      26034
                                   (Zip Code)

Registrant's Telephone Number,
Including Area Code:                                           (304) 387-5712
                                                             ------------------

                                       N/A
        ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4.  Change in Registrant's Certifying Accountant.

(a)(1)(i) Effective September 6, 2000, MTR Gaming Group, Inc. (the "Company") has dismissed BDO Seidman, LLP ("BDO") and engaged Ernst & Young LLP ("E&Y") as independent accountants to audit the financial statements of the Company and its subsidiaries for the Company's fiscal year ending December 31, 2000.

(a)(1)(ii) The Company's decision to change accountants was recommended by the Company's management and approved by the Audit Committee of the Company's Board of Directors.

(a)(1)(iii) BDO's report for the past two years did not contain any adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

(a)(1)(iv) During the Company's two most recent fiscal years and any subsequent interim period preceding BDO's dismissal, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused it to make reference to the subject matters of the disagreements in connection with its report.

(a)(1)(v) During the Company's two most recent fiscal years and any subsequent interim period preceding this report, BDO did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

(a)(2) The Company engaged E&Y as the independent accountants of the Company as approved by the Audit Committee of the Company's Board of Directors effective September 6, 2000. Prior to the engagement of E&Y there were no consultations by the Company with E&Y relating to disclosable disagreements with BDO, how accounting principles would be applied by E&Y to a specific transaction, or the type of opinion E&Y might render. The Company has afforded E&Y an opportunity to furnish a letter to the SEC with its comments with regard to the foregoing disclosures.

(a)(3) The Company has provided BDO with a copy of the foregoing


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disclosures and has requested in writing that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter will be filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c) The letter of BDO is filed as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         MTR GAMING GROUP, INC.


                                         By:     /s/ EDSON R. ARNEAULT
                                            ---------------------------------
                                              Edson R. Arneault, President

Date:  September 8, 2000